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Exhibit 21

Subsidiaries of the Registrant

The following corporations and limited liabilities are direct or indirect subsidiaries of the registrant. Each does business under its own name, except that The Finance Company also does business under the name Old Dominion Acceptance, Inc.

Name                                              State or other jurisdiction of
                                                  incorporation or organization

CPS Leasing, Inc.                                                   DE
CPS Marketing, Inc.                                                 CA
CPS Receivables Corp.                                               CA
CPS Receivables Two Corp.                                           DE
CPS 123 Corp.                                                       DE
MFN Financial Corporation                                           DE
TFC Enterprises, Inc.                                               DE
CPS Receivables Two Corp.                                           DE
CPS Residual Corp.                                                  DE
71270 Corp.                                                         DE
Page Funding LLC                                                    DE
CPS Funding LLC                                                     DE
Pacific Coast Receivables Corp.                                     DE
Mercury Finance Corporation of Alabama                              AL
Mercury Finance Company of Arizona                                  AZ
Mercury Finance Company of Colorado                                 DE
Mercury Finance Company of Delaware                                 DE
Mercury Finance Company of Florida                                  DE
Mercury Finance Company of Georgia                                  DE
Mercury Finance Company of Illinois                                 DE
Mercury Finance Company of Indiana                                  DE
Mercury Finance Company of Kentucky                                 DE
Mercury Finance Company of Louisiana                                DE
Mercury Finance Company of Michigan                                 DE
Mercury Finance Company of Mississippi                              DE
Mercury Finance Company of Missouri                                 MO
Mercury Finance Company of Nevada                                   NV
Mercury Finance Company of New York                                 DE
Mercury Finance Company of North Carolina                           DE
Mercury Finance Company of Ohio                                     DE
MFC Finance Company of Oklahoma                                     DE
Mercury Finance Company of Pennsylvania                             DE
Mercury Finance Company of South Carolina                           DE
Mercury Finance Company of Tennessee                                TN
MFC Finance Company of Texas                                        DE
Mercury Finance Company of Virginia                                 DE
Mercury Finance Company of Wisconsin                                DE
Gulfco Investment, Inc.                                             LA
Gulfco Finance Company                                              LA
Midland Finance Co.                                                 IL
MFN Insurance Company                                         Turks and Caicos
Mercury Finance Company LLC                                         DE
MFN Funding LLC                                                     DE
MFN Securitization LLC                                              DE
The Finance Company                                                 VA
First Community Finance, Inc.                                       VA
Recoveries, Inc.                                                    VA
PC Acceptance.com, Inc.                                             VA
The Insurance Agency, Inc.                                          DE
TFC Receivables Corporation                                         DE
TFC Receivables Corporation V                                       DE
TFC Receivables Corporation VI                                      DE
TFC Receivables Corporation VII                                     DE
TFC Warehouse Corporation I                                         DE
TFC Warehouse I LLC                                                 DE

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